             ADVANCED TECHNOLOGY LABORATORIES, INC.

                         RETIREMENT PLAN






                       AMENDED AND RESTATED

                            EFFECTIVE

                          MAY 17, 1994

                        TABLE OF CONTENTS

                                                             Page

PREAMBLE                                                       1

SECTION 1  -  DEFINITIONS                                      3

 1.1 Accrued Benefit                                           3
 1.2 Actuarially Equivalent/Actuarially                        3
 1.3 Affiliated Companies                                      4
 1.4 Annuity Starting Date                                     4
 1.5 Beneficiary                                               4
 1.6 Code                                                      4
 1.7 Committee                                                 5
 1.8 Compensation                                              5
 1.9 Credited Service                                          6
 1.10 Disabled                                                 6
 1.11 Earnings                                                 6
 1.12 Effective Date                                           8
 1.13 Eligible Employee                                        9
 1.14 Employee                                                 9
 1.15 Employer                                                 9
 1.16 Employment Commencement Date                             9
 1.17 ERISA                                                   10
 1.18 Final Average Monthly Earnings                          10
 1.19 Foreign Employee                                        10
 1.20 Hour of Service                                         10
 1.21 Participant                                             11
 1.22 Period of Service                                       11
 1.23 Period of Severance                                     11
 1.24 Plan                                                    12
 1.25 Plan Administrator                                      12
 1.26 Plan Year                                               12
 1.27 Service                                                 12
 1.28 Severance From Service Date                             12
 1.29 Social Security Retirement Age                          12
 1.30 Temporarily Terminated                                  12
 1.31 Terminated                                              13
 1.32 Trust or Trust Fund                                     13
 1.33 Trustee                                                 13
 1.34 Additional Definitions in Plan                          13

SECTION 2   -  PARTICIPATION                                  15

 2.1 Eligibility for Participation                            15
 2.2 Reemployment After a Termination                         15
 2.3 Employees in a Bargaining Unit                           15

SECTION 3   -  RETIREMENT DATES                               16

 3.1 Normal Retirement Date                                   16
 3.2 Early Retirement Date                                    16
 3.3 Deferred Retirement Date                                 16
 3.4 Retirement Date                                          16
 3.5 Vested Termination Date                                  16

SECTION 4   -  RETIREMENT BENEFITS                            17

 4.1 Accrued Benefit                                          17
 4.2 Normal Retirement Benefit                                18
 4.3 Early Retirement Benefit                                 19
 4.4 Deferred Retirement Benefit                              19
 4.5 Vested Termination Benefit                               19
 4.6 Reemployment After Retirement                            19
 4.7 Benefits For Terminated Participants                     19
 4.8 Benefits Payable From SpaceLabs Medical, Inc.
     Retirement Plan                                          20

SECTION 5   -  FORMS OF PAYMENT                               21

 5.1 Forms of Payment                                         21
 5.2 Automatic Form of Benefit                                22
 5.3 Limitation on Forms of Payment                           22
 5.4 Explanation of Benefit Election and Waiting Period       23
 5.5 Directed Rollovers                                       23

SECTION 6   -  DEATH AND DISABILITY BENEFITS                  25

 6.1 Spouse's Death Benefit                                   25
 6.2 Disability Benefits                                      26

SECTION 7   -  VESTING                                        27

 7.1 Vesting                                                  27
 7.2 Termination Prior to Vesting                             27
 7.3 Forfeitures                                              28

SECTION 8   -  LIMITATIONS ON BENEFITS                        29

 8.1 Limitation on Benefits                                   29
 8.2 Maximum Annual Benefit Payable Under the Plan            30
 8.3 Additional Limitation Relating to Defined Contribution
     Plans                                                    33

SECTION 9   -  TOP HEAVY PROVISIONS                           35

 9.1 Scope                                                    35
 9.2 Top Heavy Status                                         35
 9.3 Minimum Benefit                                          37
 9.4 Benefit Limitation                                       38
 9.5 Vesting                                                  39

SECTION 10   -  ADMINISTRATION OF THE PLAN                    40

 10.1 Plan Administrator                                      40
 10.2 Organization and Procedures                             40
 10.3 Duties and Authority of the Committee                   40
 10.4 Expenses                                                42
 10.5 Bonding and Insurance                                   42
 10.6 Commencement of Benefits                                42
 10.7 Appeal Procedure                                        43
 10.8 Plan Administration - Miscellaneous                     44
 10.9 Domestic Relations Orders                               46
 10.10 Plan Qualification                                     47
 10.11 Deductible Contribution                                47
 10.12 Payment of Benefits Through Purchase of Annuity
       Contract                                               47

SECTION 11   -  AMENDMENT AND TERMINATION                     49

 11.1 Amendment General                                       49
 11.2 Amendment - Consolidation or Merger                     49
 11.3 Termination of the Plan                                 49
 11.4 Allocation of the Trust Fund on Termination of Plan     49

SECTION 12   -  FUNDING                                       51

 12.1 Contributions to the Trust                              51
 12.2 Trust Fund for Exclusive Benefit of Participants        51
 12.3 Disposition of Credits and Forfeitures                  51
 12.4 Trustee                                                 51
 12.5 Investment Manager                                      51

SECTION 13   -  FIDUCIARIES                                   53

 13.1 Limitation of Liability of the Employer and Others      53
 13.2 Indemnification of Fiduciaries                          53
 13.3 Scope of Indemnification                                53

SIGNATURE PAGE                                                54

APPENDIX 1                                                    55

                            PREAMBLE


     THIS RETIREMENT PLAN (hereinafter referred to as the "Plan," formerly known as the Westmark International Incorporated Retirement Plan and now known as the Advanced Technology Laboratories, Inc. Retirement Plan) is amended and restated effective May 17, 1994, by Advanced Technology Laboratories, Inc., a Delaware corporation (hereinafter "Employer").

      WHEREAS, the purpose of the Plan is to provide retirement benefits to Employees who become covered under the Plan; and

      WHEREAS,  the  Plan was originally known  as  the  Advanced
Technology Laboratories Floor Retirement Plan, and was adopted effective January 1, 1981 by Advanced Technology Laboratories,
Inc.; and

     WHEREAS, the Plan was amended and restated effective January 1, 1987, the name was changed to the Westmark International Incorporated Floor Retirement Plan, and Westmark International Incorporated became the plan sponsor, in connection with the distribution of shares of Westmark International Incorporated to the shareholders of Squibb Corporation; and

     WHEREAS, the Plan was amended and restated effective January
1,  1990  and  the name was changed to the Westmark International
Incorporated Retirement Plan; and

      WHEREAS, effective June 26, 1992, the corporate name of Westmark International Incorporated was changed to Advanced Technology Laboratories, Inc., and assets and liabilities of the Plan attributable to SpaceLabs, Inc. as a participating employer in this Plan were spun off to form the SpaceLabs Medical, Inc. Retirement Plan; and

      WHEREAS,  effective June 26, 1992 the Plan was amended  and
restated   to   change  the  name  to  the  Advanced   Technology
Laboratories, Inc. Retirement Plan and to effect certain other changes; and

     WHEREAS, the Plan was amended and restated effective January
1, 1994;

      WHEREAS,  the Employer acquired Interspec, Inc.,  including
Echo  Ultrasound, a division of Interspec, Inc., as  of  May  17,
1994 (the "Acquisition"); and

      WHEREAS, the Employer desires to amend and restate the Plan to reflect the Acquisition and to effect certain changes; and

      WHEREAS, the Plan shall be maintained for the exclusive benefit of covered Employees, and is intended to comply with the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, and other applicable law;

NOW, THEREFORE, except as otherwise specified herein, the Employer does hereby amend and restate the Plan as set forth in the following pages effective May 17, 1994, except that any change required by federal law, including without limitation amendments to the Internal Revenue

Code, the Employee Retirement Income Security Act, the Age Discrimination in Employment Act and regulations or rulings issued pursuant thereto shall be effective on the latest date on which such change may become effective and comply with such laws.

                            SECTION 1

                           DEFINITIONS


The following terms when used herein shall have the following meaning, unless a different meaning is plainly required by the context. Capitalized terms are used throughout the Plan text for terms defined by this and other sections.

1.1  Accrued Benefit
     ---------------

     "Accrued Benefit" means, on any date, the benefit determined under the formula specified in Section 4.1 as of such date.

1.2  Actuarially Equivalent/Actuarially
     ----------------------------------

     (a)  General
          -------

          "Actuarially Equivalent" and similar terms (for purposes other than determining contributions to the Trust Fund) means that the present value of two (2) payments or series of payments shall be of equal value when computed at an eight percent (8%) rate of interest and on the basis of the 1984 Unisex Pension Mortality Table; provided, however, that the interest rates and mortality table below shall apply for the purposes stated.

     (b)  Before January 1, 1996
          ----------------------

          With respect to Participants who terminate employment before January 1, 1996, the interest rate for immediate or deferred annuities that would be used by the Pension Benefit Guaranty Corporation to determine the present value of the Participant's benefit upon termination of an insufficient trusteed single employer plan, as of the first day of the Plan Year that contains the Annuity Starting Date shall be used for calculating the Actuarial Equivalent value of any lump sum distribution.

     (c)  On or After January 1, 1996
          ---------------------------

          Notwithstanding the foregoing, with respect to Participants who terminate employment on or after January 1, 1996, the Actuarial Equivalent value of any lump sum distribution shall be determined using the following interest rate and mortality table:

          Interest: the  annual interest rate on 30-year Treasury
                    securities  as determined under Code  Section
                    417  (which, as of  January 1, 1996, is   the
                    average  annual  yield  on  30-year  Treasury
                    Constant   Maturities)   for   the  November
                    before the Plan Year which contains the Annuity Starting Date; and

          Mortality:      the  prevailing Commissioner's standard
                    table (described in Code Section 807(d)(5)(A)), without regard to any other subparagraphs of Code Section 807(d)(5)) used to determine reserves for group annuity contracts issued on the date as of which the present value is being determined (which as of the date of this amendment is the 1983 Group Annuity Mortality Table, 50% male and 50% female).

1.3  Affiliated Companies
     --------------------

     "Affiliated Companies" means:

     (a)  the Employer,

     (b) any other corporation which is a member of a controlled group of corporations which includes the Employer (as defined in Section 414(b) of the Code),

     (c) any other trade or business under common control with the Employer (as defined in Section 414(c) of the Code), or

     (d) any other member of an affiliated service group which includes the Employer (as defined in Section 414(m) of the Code).

          For  purposes of the limitation on benefits in Sections
          8.2 and 8.3, the determination of whether an entity is an Affiliated Company will be made by modifying Sections 414(b) and (c) of the Code as specified in
          Section 415(h) of the Code.

1.4  Annuity Starting Date
     ---------------------

     "Annuity Starting Date" means the first day of the first period for which a Plan benefit is payable as an annuity, or any other form.

1.5  Beneficiary
     -----------

     "Beneficiary" means the person or persons designated to be the Beneficiary by the Participant in writing to the Benefits Committee. In the event a married Participant designates someone other than his or her spouse as Beneficiary, such initial designation or subsequent change shall be invalid unless the spouse signs a written consent that acknowledges the effect of the designation and names the designated Beneficiary, and the spouse's signature is notarized or witnessed by a Plan representative.

1.6  Code
     ----

     "Code" means the Internal Revenue Code of 1986, as amended and including all regulations promulgated pursuant thereto.

1.7  Committee
     ---------

     "Committee" means the Advanced Technology Laboratories, Inc.
     Benefits Committee as from time to time constituted and appointed by the Compensation Committee of the Board of Directors of the Employer to administer the Plan.

1.8  Compensation
     ------------

     "Compensation" means all of the following listed in (a) through (f) below excluding the items listed in (g) through
     (j) below.

     (a) wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan (as described in Treas. Reg. Section 1.62-2(c));

     (b) in case of an Employee who is an employee within the meaning of Code Section 401(c)(1) and the regulations thereunder, the Employee's earned income (as described in Code Section 401(c)(2) and the regulations thereunder);

     (c) amounts described in Code Sections 104(a)(3), 105(a), and 105(h), but only to the extent that these amounts are includible in the gross income of the Employee;

     (d) amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Employee under Code Section 217;

     (e) the value of a non-qualified stock option granted to an Employee by the Employer, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted; and

     (f) the amount includible in the gross income of an Employee upon making the election described in Code Section 83(b).

          Paragraphs (a) and (b) of this Section 1.8 include foreign earned income (as defined in Code Section 911(b)), whether or not excludible from gross income under Code Section 911. Compensation described in paragraph (a) of this Section is to be determined without regard to the exclusions from gross income in Code Sections 931 and 933. Similar principle are to be applied with respect to income subject to Code

          Sections 931 and 933 in determining Compensation described in paragraph (b) of this Section:

     (g) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

     (h) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

     (i) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

     (j) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludible from the gross income of the Employee).

     For purposes of applying the limitations of Section 8.2, Compensation for a limitation year is the compensation actually paid or made available during such limitation year.

1.9  Credited Service
     ----------------

     "Credited Service" means all completed years and fractions of years of Service for the Employer during a Period of Service, excluding Periods of Service forfeited due to a Period of Severance.

     Notwithstanding the foregoing, Service while a Foreign
     Employee which is completed before January 1, 1987 shall be disregarded for purposes of determining a Participant's
     Credited Service.

1.10 Disabled
     --------

     "Disabled" means a Participant is entitled to benefits under an Employer-sponsored long term disability plan, or a long term disability plan to which the Employer contributes on behalf of the Participant.

1.11 Earnings
     --------

     "Earnings" for each Plan Year means:

     (a) for all Participants who are not Foreign Employees, for Credited Service prior to January 1, 1989: the straight-time pay earned by an Employee from the

          Employer prior to reduction for any contributions determined on a salary reduction basis under a flexible benefit plan established pursuant to Section 125 of the Code or under the Westmark International Incorporated Incentive Savings and Stock Ownership Plan, including shift differentials, special geographical location allowances, holiday pay, sick leave pay (exempt and non-exempt), short-term disability (exempt and non-exempt), retroactive pay as it applies to any of the above, and pay for vacation hours taken. Earnings will not include non-refundable draw, bonuses, commissions, employee referral bonuses, stock option payments, special bonuses, lump-sum payments or cash payoffs for unused vacation, severance pay, hiring bonus, long-term disability payments (exempt and non-exempt), finder's fees, any relocation payments in the form of reimbursement or relocation bonus and overtime.

     (b) for all Participants who are not Foreign Employees, for Credited Service after December 31, 1988: the straight-time pay earned by an Employee from:

          (i)  the Employer; and

          (ii) from Interspec, Inc. from January 1, 1994 to May 17, 1994 when Interspec, Inc. became an Employer,

               prior to reduction for any contributions determined on a salary reduction basis under a flexible benefit plan established pursuant to
               Section 125 of the Code or under the Westmark International Incorporated Incentive Savings and Stock Ownership Plan or Advanced Technology Laboratories, Inc. Incentive Savings and Stock Ownership Plan, including:

               (1) special geographical location allowances, holiday pay, sick leave pay (exempt and non-exempt), short-term disability (exempt and non-exempt), retroactive pay as it applies to any of the above, and pay for vacation hours taken;

               (2) overtime pay, shift differentials, and bonuses (including MICP and bullet bonuses) not in excess of fifty percent
                    (50)% of annualized straight-time pay prior to reduction as described above;

               (3) for Credited Service after December 31, 1988 and before January 1, 1993: salesperson commissions and service commissions/incentives to the extent such amounts when added to the amount determined under (ii) above do not exceed one hundred twenty-five percent (125%) of annualized straight-time pay prior to reduction as described above; and

               (4) for Credited Service after December 31, 1992, salesperson commissions and service commissions/incentives.

               Earnings will not include non-refundable draw, employee referral bonuses, Performance Unit Plan awards, car allowances, stock option payments, restricted stock awards, lump-sum payments or cash payoffs for unused vacation, severance pay, retention bonus, hiring bonus, long-term disability payments (exempt and non-exempt), and any relocation payments in the form of reimbursement or relocation bonus.

     (c) For all Foreign Employees, the annual notional salary and the actual bonus, if any, stated in U.S. dollars established in a uniform and nondiscriminatory manner for each Foreign Employee, on or after January 1, 1987. Notional salary shall not include any special relocation or foreign assignment allowances.

          Notional salary shall include an equitable adjustment to reflect any retirement benefit which is expected to be earned under a foreign retirement plan to the extent attributable to contributions by an Employer or any foreign subsidiary of an Employer.

          Notional salary for each Foreign Employee shall be approved by the President of the applicable business unit.

          Notwithstanding the foregoing, annual Earnings in excess of the limit indicated below shall be disregarded; provided, however, that the $150,000 limit for 1994 shall be automatically adjusted for future years in accordance with Code Section 401(a)(17)(B) to the maximum permissible dollar limitation permitted by the Commissioner of the Internal Revenue Service.

                    Plan Year                Dollar Limitation
                   -------------             -----------------
                   1989 - 1993                 $235,840
                   1994 and later              $150,000 (indexed)

          In determining Earnings of a Participant for purposes of this limitation, the family aggregation rules of
          Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the year. If as a result of the application of such rules the limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Earnings as determined under this Section 1.11 prior to the applications of this limitation.

1.12 Effective Date
     --------------

     "Effective Date" means January 1, 1981, or with respect to any Employer specified in appendices to this Plan, the date such Employer adopted the Plan.

1.13 Eligible Employee
     -----------------

     "Eligible Employee" means any Employee who is on the active, regular payroll of the Employer, provided, however, the term "Eligible Employee" does not include any temporary, cooperative or leased employee. A temporary employee within the meaning of the previous sentence is an Employee who is hired to complete a specific project or to accommodate business cycle fluctuations without exceeding the maximum number of Employees permitted under the Employer's corporate budget.

1.14 Employee
     --------

     "Employee" means any person (including any officer or director) who is employed by, and as such is enrolled on the active payroll of the Employer and is performing services in the United States, and any person who is a Foreign Employee.

     "Employee" shall include any leased employee within the meaning of Code Section 414(n)(2); provided, however, if leased employees constitute twenty percent (20%) or less of the Employer's non-highly compensated work force, the term "Employee" shall not include a leased employee who is covered by a plan maintained by the leasing organization which meets the requirements of Code Section 414(n)(5).

1.15 Employer
     --------

     "Employer" means Advanced Technology Laboratories, Inc., a Delaware corporation. For purposes other than Sections 10, 11 and 12, the term "Employer" shall also include other Affiliated Companies that adopt the Plan with the approval of the Board of Directors of Advanced Technology Laboratories, Inc. (Delaware), as provided from time to time in Appendix I to this Plan.

1.16 Employment Commencement Date
     ----------------------------

     "Employment Commencement Date" means the later of:

     (a)  the Effective Date;

     (b) the date on which an Employee first completes an Hour of Service for the Employer or an Affiliated Company during the current period of employment; and

     (c) the date the individual's employer became an Employer or an Affiliated Company. "Hour of Service" for purposes of this definition means each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer or any Affiliated Companies.

1.17 ERISA
     -----

     "ERISA" means the Employee Retirement Income Security Act of
     1974, as amended, including all regulations thereunder.

1.18 Final Average Monthly Earnings
     ------------------------------

     "Final Average Monthly Earnings" means one twelfth of the highest average annual Earnings received by the Participant during any sixty (60) consecutive month period. In the event the Participant has less than 60 consecutive months of employment, the computation period shall be based upon (1) the most recent sixty (60) months of employment (whether or not consecutive), or (2) the total Period of Service with the Employer, whichever is less. Earnings for partial years are pro-rated.

1.19 Foreign Employee
     ----------------

     "Foreign Employee" means any person (including an officer or director) who is employed by, and as such is on the active payroll of the Employer or a foreign subsidiary or branch of an Employer, who relocates to a country outside the United States and outside such individual's country of citizenship to complete a temporary assignment for an Employer or a foreign subsidiary or branch of an Employer which is expected to be completed within five (5) years from the initial date of the assignment.

1.20 Hour of Service
     ---------------

     "Hour of Service" means each hour for which an Employee is paid or entitled to payment by the Company or any Affiliated
     Companies on account of:

     (a)  Performance of duties;

     (b) A period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to 29 CFR 2530.200b-2(b) and (c), which are incorporated herein by this reference; and

     (c) An award of back pay, irrespective of mitigation of damages, agreed to by the Participating Company or any Affiliated Company. However, hours credited under (a) or (b) above shall not also be credited under this subsection (c).

1.21 Participant
     -----------

     "Participant" means any Eligible Employee who qualifies for participation pursuant to Section 2.1 or 2.2. A nonvested Participant shall cease to be a Participant on the date he or she incurs a one-year (1) Period of Severance. A vested Participant shall cease to be a Participant when his or her benefit payments from the Plan are completed.

1.22 Period of Service
     -----------------

     "Period of Service" means the period of time commencing with the Employment Commencement Date and ending on the Severance From Service Date, provided that Periods of Service with Advanced Technology Laboratories, Inc. beginning before the Effective Date shall be included. Non-successive periods are aggregated to determine the Employee's total Period of Service.

     For vesting and participation purposes, an Employee's Period of Service shall also include the following:

     (a)  Periods not in Service due to Temporary Terminations;

     (b)  Periods of Service with an Affiliated Company; and

     (c)  Periods of Service prior to May 17, 1994 with Interspec,
          Inc. and Periods of Service with Echo Ultrasound, currently a division of Interspec, Inc. and formerly a division of General Electric Company, determined as if such companies were Employers prior to that date.

     Notwithstanding the above, for an individual with respect to whom assets and liabilities are transferred to the SpaceLabs Medical, Inc. Retirement Plan between June 26 and December 31, 1992, the individual's Period of Service for all purposes under the Plan shall begin on the individual's first Employment Commencement Date following the date of such transfer.

1.23 Period of Severance
     -------------------

     "Period of Severance" means the period of time commencing on the Severance From Service Date and ending on the date the Employee again performs an Hour of Service for the Employer; provided however, such period shall commence one (1) year later if a male or female Employee is absent due to pregnancy, birth or adoption of a child, or caring for a child immediately following birth or adoption.

     Notwithstanding any Plan provision to the contrary, a Period of Severance for an employee of Interspec, Inc. on May 16, 1994 shall be determined for vesting and participation purposes only as if Interspec, Inc. and Echo Ultrasound, which is currently a division of Interspec, Inc. and formerly was a division of General Electric Company, were Employers prior to May 17, 1994.

1.24 Plan
     ----

     "Plan"  means  the  Advanced Technology  Laboratories,  Inc.
     Retirement Plan either in its previous or present form or as amended from time to time.

1.25 Plan Administrator
     ------------------

     "Plan Administrator" means the person or entity designated in Section 10 to administer the Plan.

1.26 Plan Year
     ---------

     "Plan Year" means the twelve (12) month period commencing each January 1 and ending each December 31.

1.27 Service
     -------

     "Service" means periods for which an Employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliated Company.

     For purposes of Section 2 (Participation) and Section 7 (Vesting) only, Service for an Employee who transfers employment from an employing company under the Squibb Corporation Pension Plan to the Employer on or before August 31, 1987, without intervening employment with another employer, shall also include any prior period of employment with an employing company under the Squibb Corporation Pension Plan to the extent such employment was credited as "service" for vesting purposes under the Squibb Corporation Pension Plan.

1.28 Severance From Service Date
     ---------------------------

     "Severance From Service Date" means the earlier of the date on which an Employee quits, retires, is discharged or dies, or the first anniversary of absence from work for any other reason. An individual employed by an Affiliated Company other than the Employer shall incur a Severance from Service Date if the individual's employer ceases to be an Affiliated Company of the Employer.

1.29 Social Security Retirement Age
     ------------------------------

     "Social Security Retirement Age" means the following ages depending on the Participant's year of birth: age (65) sixty-five for Participants born prior to 1938, age sixty-six (66) for Participants born after 1937 but prior to 1955, and age sixty-seven (67) for Participants born after 1954.



1.30 Temporarily Terminated
     ----------------------

     Termination is deemed "Temporary" if the Employee is rehired and in Service within one (1) year of the initial date of absence from work.

1.31 Terminated
     ----------

     "Terminated" means no longer in Service or employed as an Employee with the Employer for reasons of quit, retirement, discharge or death. An Employee shall also be deemed Terminated on the first anniversary of the initial date of absence for any other reason, provided such absence lasts at least twelve (12) months.

1.32 Trust or Trust Fund
     -------------------

     "Trust" or "Trust Fund" means the trust fund into which shall be paid all contributions and from which all benefits shall be paid under this Plan.

1.33 Trustee
     -------

     "Trustee"  means the trustee or trustees who receive,  hold, invest  and  disburse the assets of the Trust in  accordance
     with   the  terms  and  provisions  set  forth  in  a  trust
     agreement.

1.34 Additional Definitions in Plan
     ------------------------------

     The following terms are defined in the following sections of the Plan:

Section

     Aggregate Account                                      9.2
     Aggregation Group                                      9.2
     Benefit                                             8.1(c)
     Deferred Retirement Benefit                            4.5
     Deferred Retirement Date                               3.3
     Determination Date                                     9.2
     Early Retirement Benefit                               4.4
     Early Retirement Date                                  3.2
     Highly Compensated Employee                      8.1(c)(3)
     Investment Manager                                    12.5
     Joint and Survivor Annuity                          5.1(b)
     Key Employee                                           9.2
     Lump Sum                                            5.1(d)
     Normal Retirement Benefit                              4.3
     Normal Retirement Date                                 3.1
     Present Value of Accrued Benefits                      9.2
     Qualified Domestic Relations Order                    10.9
     Restricted Group                                    8.1(c)
     Retirement Date                                        3.4
     Statutory 50% Joint and Survivor Annuity Option     5.2(a)
     Super Top Heavy                                        9.2
     Top Heavy                                              9.2
     Valuation Date (for Top Heavy)                         9.2

     Vested Termination Date                                3.5
     Vested Termination Benefit                             4.6
     Whole Life Annuity                                  5.1(a)

                            SECTION 2

                          PARTICIPATION


2.1  Eligibility for Participation
     -----------------------------

     (a)  Full-Time Employees
          -------------------

          Each Eligible Employee (other than a Part-time Employee as described below) who is not already a Participant shall become a Participant under this Plan on the later of the first day of the first month coinciding with or next following completion of a one-year (1) Period of Service and the date his or her employer becomes an Employer for Plan purposes.

     (b)  Part-Time Employees
          -------------------

          An Eligible Employee who is a Part-Time Employee shall become a Participant on the later of the first day of the first month coinciding with or next following a twelve-month (12) period during which he or she is credited with at least 1,000 Hours of Service and the date his or her employer becomes an Employer for plan purposes. Such twelve-month (12) period shall commence on the Employee's Employment Commencement Date and each January 1 thereafter.

          "Part-Time Employee" means an Employee who is employed for less than a full-time basis based on uniform rules established by the Committee and consistently applied to all persons similarly situated.

2.2  Reemployment After a Termination
     --------------------------------

     Upon the reemployment of a Terminated former Participant as an Eligible Employee, he or she shall immediately become a Participant.

     An Employee who Terminates prior to becoming a Participant and is later reemployed shall become a Participant upon satisfying the requirements of Section 2.1. If the
     Employee's Period of Severance equals or exceeds five (5) years, the Period of Service preceding the Period of Severance shall be disregarded. If the Employee's Period of Severance is less than five (5) years, the Period of Service before the Period of Severance shall be aggregated with the subsequent Period of Service.

2.3  Employees in a Bargaining Unit
     ------------------------------

     An Employee belonging to a collective bargaining unit, which has entered an agreement with the Employer which does not provide for retirement benefits under this Plan, shall not qualify for participation and the period of employment shall not be included in determining his or her Credited Service. If such an Employee is a Participant when such an agreement is entered, the Employee shall cease to accrue Credited Service on the effective date of the bargaining agreement. If such an agreement provides for Plan participation, a covered Employee may continue or resume participation and accrual of Credited Service.

                            SECTION 3

                         RETIREMENT DATES


3.1  Normal Retirement Date
     ----------------------
     The Normal Retirement Date for a Participant shall be the first day of the month coinciding with or next following the attainment of age sixty-five (65).

3.2  Early Retirement Date
     ---------------------

     Each Participant who attains age fifty-five (55) either before or after Termination and who completes a five (5) year Period of Service may elect, in writing, an Early Retirement Date. Such Early Retirement Date shall be before the Normal Retirement Date and after Termination on the first day of any month coinciding with or following the date the early retirement requirements are met.

3.3  Deferred Retirement Date
     ------------------------

     The Deferred Retirement Date for a Participant who continues working after the Normal Retirement Date shall be the first day of the month coinciding with or next following his or her Termination date; provided, however, the Deferred Retirement Date shall not be later than April 1 following the calendar year in which the Participant attains age seventy and a half (70 1/2).

3.4  Retirement Date
     ---------------

     The Retirement Date for a Participant shall be one of the dates specified in Sections 3.1, 3.2 or 3.3 above, on which benefits are to commence. The Retirement Date for a Participant who Terminates prior to retirement with a vested Accrued Benefit shall be Normal Retirement Date, unless such Participant qualifies for and elects to receive benefits at an Early Retirement Date.

3.5  Vested Termination Date
     -----------------------

     A vested Participant, whose Accrued Benefit has an Actuarially Equivalent present value not in excess of $10,000, who Terminates employment with the Employer and any Affiliated Companies prior to Early Retirement Date may elect in writing to receive the Vested Termination Benefit either as a Lump Sum or an annuity on a Vested Termination Date, which is the first day of any month following the date of Termination and prior to his or her earliest Retirement Date. In the event a married Participant elects to receive benefits on a Vested Termination Date and his or her Vested Termination Benefit exceeds $3,500, such election shall be void unless the election is signed by the Participant's spouse, acknowledges the effect of the election, and the spouse's signature is notarized or witnessed by a Plan representative.

                            SECTION 4

                       RETIREMENT BENEFITS


4.1  Accrued Benefit
     ---------------

     The Accrued Benefit for any Participant shall be the excess, if any, of the monthly benefit (as described in (a) below) over the frozen monthly amount determined by reference to the former Westmark Discretionary Contribution Retirement Plan offset (as described in (b) below), and then adjusted for any prior distribution (Section 4.6) and/or form of payment (Section 5.1).

     (a)  Monthly Benefit
          ---------------

          The monthly benefit payable to a Participant at the Normal Retirement Date shall equal the greater of (i) or (ii) below:

          (i) One percent (1.0%) of Final Average Monthly Earnings as of December 31, 1993, multiplied by Credited Service as of December 31, 1993, plus One percent (1.0%) of Final Average Monthly Earnings taking into account all periods, but disregarding Earnings in excess of $150,000 for Plan Years prior to January 1, 1994, multiplied by Credited Service earned after December 31, 1993, or

          (ii) One percent (1.0%) of Final Average Monthly Earnings, but disregarding Earnings in excess of $150,000 for Plan Years prior to January 1, 1994, multiplied by the Participant's Credited Service.

     (b)  Frozen Discretionary Contribution Plan Offset
          ---------------------------------------------

          The monthly frozen discretionary contribution plan offset shall equal the amount determined under subparagraph (i) less the amount determined under subparagraph (ii) below, accumulated with eight percent (8%) interest compounded annually to the later of January 1, 1989 and the Normal Retirement Date and then divided by 100:

          (i)  The  Participant's account balance in the Westmark
               International Incorporated Discretionary Contribution Plan on December 31, 1988.

          (ii) The greater of (A) or (B) below:

               (A) the amount determined under subparagraph (1) less the amount determined under subparagraph (2) below, accumulated with eight percent (8%) interest compounded annually from December 31, 1982 through December 31, 1988.

                    (1) the Participant's account balance in the Westmark International Incorporated Discretionary Contribution Plan as of December 31, 1982.


                    (2) the maximum amount of the Participant's account balance in the Westmark International Incorporated Discretionary Contribution Plan (exceeding any rollover or transfer amount), as of December 31, 1982, which, when accumulated with eight percent (8%) interest compounded annually to the later of January 1, 1989 and the Normal Retirement Date and then divided by one hundred (100), does not exceed the Participant's floor benefit under the Predecessor Plan as of December 31, 1982.

               (B) The amount determined under subparagraph (1) less the amount determined under subparagraph (2) below:

                    (1) the Participant's account balance in the Westmark International Incorporated Discretionary
                         Contribution Plan as of December 31, 1988.

                    (2) the maximum amount of the Participant's account balance in the Westmark International Incorporated Discretionary Contribution Plan (excluding any rollover or transfer amount), as of December 31, 1988, which, when accumulated with eight percent (8%) interest compounded annually to the later of January 1, 1989 and the Normal Retirement Date and then divided by one hundred (100), does not exceed the Participant's monthly benefit under this Plan as of December 31, 1988.

     Notwithstanding  the  foregoing,  a  Participant's   Accrued
     Benefit shall not be less than his or her Accrued Benefit on the date immediately preceding the date on which any Plan term that affects the Accrued Benefit is amended.

     The  Accrued Benefit is payable in the form of a Whole  Life
     Annuity commencing at Normal Retirement Date.

4.2  Normal Retirement Benefit
     -------------------------

     A Participant's monthly Normal Retirement Benefit shall equal his or her vested Accrued Benefit as of the date of Termination, and then Actuarially adjusted for form of payment.

4.3  Early Retirement Benefit
     ------------------------

     A Participant's monthly Early Retirement Benefit shall equal his or her vested Accrued Benefit as of the date of Termination, reduced by half (1/2) of one percent (1%) for each month that the Early Retirement Date precedes the Normal Retirement Date, and then Actuarially adjusted for form of payment.

4.4  Deferred Retirement Benefit
     ---------------------------

     A Participant's monthly Deferred Retirement Benefit shall equal his or her vested Accrued Benefit as of the date of
     Termination, and then Actuarially adjusted for form of payment. Service and Earnings beyond the Normal Retirement Date shall be taken into consideration. In no event shall the benefit provided under this paragraph be less than the retirement benefit to which the Participant would have been entitled if he or she had actually retired on the Normal Retirement Date, Actuarially increased to reflect the deferred commencement of payments.

     In the event a Participant continues working after the date benefits are required to commence following age seventy and a half (70 1/2) pursuant to Section 10.6, the Deferred Retirement Benefit shall be recalculated and adjusted annually.

4.5  Vested Termination Benefit
     --------------------------

     A Participant's Vested Termination Benefit shall equal his or her Accrued Benefit as of the date of Termination, Actuarially reduced to reflect the early commencement of payment of benefits, and then Actuarially adjusted for form of payment.

4.6  Reemployment After Retirement
     -----------------------------

     Upon   reemployment,  a  retired  Participant  shall   cease
     receiving retirement benefits under the Plan, until the earlier of subsequent Termination or the date benefits are required to commence following age seventy and a half (70 1/2) pursuant to Section 10.6. At the Participant's subsequent retirement, benefits payable shall be based on his or her
     total   Credited  Service  and  Earnings  at  the  time   of
     subsequent   retirement,  and  shall  be  reduced   by   the
     Actuarially Equivalent value of benefits previously received by the Participant. In no event shall the benefit upon subsequent retirement, after any reduction for previously received benefits, be less than the initial retirement benefit.

4.7  Benefits For Terminated Participants
     ------------------------------------

     Benefits under the Plan shall be determined and paid in accordance with the provisions of the Plan as in effect on the most recent date of a Termination of employment.

4.8  Benefits Payable From SpaceLabs Medical, Inc. Retirement Plan
     -------------------------------------------------------------

     Notwithstanding anything herein to the contrary, if an individual was a Participant in this Plan and assets and liabilities attributable to the individual's Accrued Benefit under this Plan were transferred from this Plan to the SpaceLabs Medical, Inc. Retirement Plan between June 26 and December 31, 1992, the Accrued Benefit of such individual with respect to Credited Service earned prior to such transfer shall be payable from the SpaceLabs Medical, Inc. Retirement Plan and shall not be payable from this Plan.

                            SECTION 5

                        FORMS OF PAYMENT


5.1  Forms of Payment
     ----------------

      The following forms of benefit payments are available under this Plan:

     (a)  Whole Life Annuity
          ------------------

          A Whole Life Annuity shall be payable monthly from the Retirement Date to the first of the month preceding death. The amount of the monthly benefit shall equal the monthly Normal, Early or Deferred Retirement Benefit, whichever applies.

     (b)  Joint and Survivor Annuity
          --------------------------

          A reduced Joint and Survivor Annuity shall be payable monthly to a retired Participant from the Retirement Date or Vested Termination Date to the first of the month preceding death. Following the Participant's death, a retirement benefit equal to fifty percent
          (50%) or one hundred percent (100%) of the reduced amount payable to the retired Participant shall be payable for life to the joint annuitant, if living at the time of the Participant's death. A Participant may elect, before benefits commence, which percentage shall be payable to the joint annuitant.

          If the joint annuitant dies after the Participant's retirement income begins, the Participant's payments will be in the same reduced amount as is otherwise payable under the Joint and Survivor Annuity. If the joint annuitant dies prior to the date as of which the Participant's retirement income begins, any election of a form of benefit under this Section 5.1(b) shall be automatically canceled. If the Participant dies prior to the date as of which his or her retirement income is to begin, the joint annuitant shall not be entitled to receive any payments under this Section 5.1(b). However, a spouse joint annuitant may be entitled to a benefit under Section 6.1.

          The  Joint  and  Survivor Annuity shall be  Actuarially
          Equivalent to the Participant's retirement benefit payable in the form of a Whole Life Annuity.

     (c)  Lump Sum
          --------

          A Lump Sum distribution shall be a single sum payment. The Lump Sum distribution shall be Actuarially Equivalent to the Participant's retirement benefit payable in the form of a Whole Life Annuity, and shall represent the Participant's entire interest in the Plan. Lump Sum distributions may not exceed $10,000.

5.2  Automatic Form of Benefit
     -------------------------

      Unless a Participant elects otherwise, benefits shall be paid as provided below:

     (a)  Married Participants
          --------------------

          Any Participant who is married on his or her Annuity Starting Date or Vested Termination Date shall automatically be deemed to have elected the fifty percent (50%) Joint and Survivor Annuity option, effective as of such date, with his or her spouse on the Annuity Starting Date as the joint annuitant (the "Statutory fifty percent (50%) Joint and Survivor Annuity Option").

          A married Participant may reject the Statutory fifty percent (50%) Joint and Survivor Annuity Option, or elect a nonspouse joint annuitant pursuant to Section 5.3, by filing a written notice with the Committee within ninety (90) days prior to his or her Annuity Starting Date. Such notice must specify the form of payment elected, name the non-spouse joint annuitant if any, acknowledge the effect of the election, and must be signed by the Participant's spouse. The spouse's signature must be notarized or witnessed by a Plan representative.

          A married Participant may file a rejection or joint annuitant election notice or revoke any such notice at any time during the ninety-day (90) election period immediately preceding the Annuity Starting Date.

     (b)  Other Participants
          ------------------

          An unmarried Participant shall receive his or her retirement benefits in the form of a Whole Life
          Annuity.

          An unmarried Participant may reject the Whole Life Annuity option and elect either a Joint and Survivor Annuity or a Lump Sum option by filing a written notice with the Committee within ninety (90) days prior to his or her Annuity Starting Date. An unmarried Participant may file or revoke such a notice at any time during the ninety-day (90) period immediately preceding the Annuity Starting Date.

5.3  Limitation on Forms of Payment
     ------------------------------

     Notwithstanding any Plan provision to the contrary, all distributions will be made in accordance with Code Section 401(a)(9) and the regulations under Code Section 401(a)(9), including Section 1.401(a)(9)-2 of the proposed Income Tax Regulations. A Participant may elect a joint annuitant other than his or her spouse. A Participant must elect a form of payment under which payments will be completed within the Participant's and joint annuitant's life times or within their life expectancies. If a

     Participant elects a joint annuitant other than his or her spouse, the percentage selected by the Participant to be payable to the joint annuitant cannot exceed the percentage in the table set forth in Q&A A-6 of Section 1.401(a)(9)-2 of the proposed Income Tax Regulations, determined according to the age difference between the Participant and the joint annuitant.

5.4  Explanation of Benefit Election and Waiting Period
     --------------------------------------------------

     (a)  Explanation
          -----------

          The Committee shall furnish each Participant with a written explanation of benefit commencement dates and the terms and conditions of the forms of payment before the Annuity Starting Date andat least thirty (30) but not more than ninety (90) days prior to either the Participant's Annuity Starting Date or the date benefit distribution commences. The explanation shall clearly indicate that the Participant has a right to consider his or her benefit election for at least thirty (30) days. Any election made by a Participant or consent by the Participant's spouse more than ninety (90) days before the Annuity Starting Date is void.

     (b)  Waiting Period Waiver
          ---------------------

          A Participant may elect to commence benefits sooner than thirty (30) days after receiving the explanation described above. A Participant or the Participant's spouse may revoke a benefit election at any time during the seven (7) day period that begins immediately after the date the written explanation is provided or at any time before the Annuity Starting Date, if later. Also, a Participant may elect a retroactive benefit commencement date as long as the date is not before the explanation is provided, and the first payment is not made until the ninth day (9th) after the date the explanation was provided.

5.5  Directed Rollovers
     ------------------

     (a)  General Rule
          ------------

          Effective for distributions made after December 31, 1992, a Participant or spouse Beneficiary who is entitled to a Lump Sum benefit pursuant to Section 10.8(c), or who elects a Lump Sum distribution pursuant to Section 5.1(c) may direct the Committee to pay part or all of the benefit to a trustee or custodian of another employer's qualified plan which accepts such directed rollovers or an individual retirement account
          (IRA), subject to the following provisions:

          (i) Participant or Beneficiary may only direct such a rollover if the expected benefit payment during the Plan Year is $200 or more.

          (ii) A Participant or Beneficiary may not request a directed rollover of an amount distributed due to the minimum required distribution provision under Section 10.6(b).

         (iii) The rollover of a distribution may only be directed to one qualified plan or IRA.

          (iv) A Participant or Beneficiary may direct the rollover of a portion of the distribution and elect to receive the remaining portion of a distribution only if the rollover amount is at least $200.

          (v) A surviving spouse Beneficiary or a former spouse who is an alternate payee pursuant to Section 10.9 may direct a rollover under the same terms and conditions as a Participant, except that a surviving spouse Beneficiary may only direct a rollover to an IRA.

          (vi) A non-spouse Beneficiary may not direct a rollover pursuant to this section.

         (vii) A Participant or Beneficiary provides the information or documentation reasonably requested by the Committee.

     (b)  Notice to Participants
          ----------------------

          The Committee shall furnish each Participant and Beneficiary eligible for a directed rollover under this
          Section 5.5 with a written explanation of the directed rollover opportunity and related withholding consequences of not choosing a directed rollover within a reasonable period (at least thirty (30) but not more than ninety (90) days) prior to the Participant's or Beneficiary's Annuity Starting Date. The explanation shall clearly indicate that the Participant or Beneficiary has a right to a thirty-day (30) waiting period to consider the election. A Participant or Beneficiary may waive the thirty-day (30) waiting period by an affirmative election to make or not make a directed rollover in writing on form(s) provided by the Committee.

                            SECTION 6

                  DEATH AND DISABILITY BENEFITS


6.1  Spouse's Death Benefit
     ----------------------

     In the event a vested Participant dies before commencing to receive retirement benefits or Vested Termination Benefits under the Plan, his or her spouse shall receive a pre-retirement death benefit provided they were married throughout the one (1) year period ending on the date of death. The amount of the spouse's benefit and time of commencement is described below. The spouse of a nonvested Participant, or a Participant who has started to receive benefits, or a spouse who was married to the Participant less than one (1) year, is not entitled to this death benefit.

     (a)  Death Following Early Retirement Date
          -------------------------------------

          If the Participant dies after he or she becomes eligible to elect an Early Retirement Date, the spouse's benefit shall be paid monthly from the first of the month coinciding with or following the Participant's death through the first of the month preceding the spouse's death. The benefit shall equal the amount payable to the surviving spouse under a fifty percent (50%) Joint and Survivor Annuity form of payment if the Participant had commenced receiving retirement benefit payments as of the date spouse benefits commence, based upon the Participant's vested Accrued Benefit at the date of death.

     (b)  Death Prior to Early Retirement Date
          ------------------------------------

          If the Participant dies prior to becoming eligible to elect an Early Retirement Date, the spouse's benefit shall be paid monthly from the Participant's earliest Retirement Date (determined as if he or she had survived) through the first of the month preceding the spouse's death. The benefit shall equal the amount payable to the surviving spouse under a fifty percent (50%) Joint and Survivor Annuity form of payment if the Participant had Terminated on the date of death, survived to the date spouse benefits commence and commenced receiving retirement benefit payments on such date.

     (c)  Small Benefits
          --------------

          Notwithstanding Section 6.1(a) and 6.1(b) above, a spouse's death benefit shall be paid in a Lump Sum distribution if it is a small benefit under Section
          10.8(c).

     Notwithstanding the foregoing, in the event a Participant dies prior to Normal Retirement Date, a spouse entitled to benefits under (a) or (b) above, may elect prior to the date benefits commence thereunder, to postpone commencement of benefits to the first day of any month on or before the Participant's Normal Retirement Date
     determined as if he  or she  had  survived.   The benefit
     payable at such delayed commencement date shall be the Actuarial Equivalent of the spouse's death benefit payable at the terms specified under (a) or (b) above.

6.2  Disability Benefits
     -------------------

     A Participant who becomes Disabled shall be deemed to be in Service for purposes of vesting and benefit accrual until the earlier of (i) the date of recovery from Disability,
     (ii) an Early Retirement Date elected by the Participant, or
     (iii) Normal Retirement Date. For purposes of determining a Participant's Accrued Benefit, average Earnings for the twelve (12) months preceding commencement of short-term disability benefits are deemed to be in effect during Disability.

                            SECTION 7

                             VESTING


7.1  Vesting
     -------

     Each Participant shall have a vested, nonforfeitable right to his or her Accrued Benefit multiplied by the appropriate vesting percentage in accordance with the following table:

           Periods of Service         Percent Vested
           ------------------         --------------
           Less than 5 years                0%
            5 years or more                100%

     In  addition,  each  Participant shall have  a  one  hundred percent (100%) nonforfeitable right to his or her Accrued Benefit on the first day of the month preceding his or her Normal Retirement Date, provided he or she is an Employee on such date. An Employee who Terminates with zero percent (0%) vested shall be deemed "nonvested."

7.2  Termination Prior to Vesting
     ----------------------------

     (a)  Forfeiture of Service

          In the event a nonvested Participant incurs a Period of Severance, and the number of years in such Period of Severance equals or exceeds five (5) consecutive years, his or her Period of Service and Credited Service preceding the Severance from Service Date shall be disregarded, and any Accrued Benefit earned prior to the Severance from Service Date shall be forfeited.

          If a vested Participant incurs a Period of Severance, all Periods of Service and Credited Service before and after the Period of Severance shall be aggregated.

     (b)  Deemed Cash-Out of Accrued Benefit
          ----------------------------------

          If aParticipant Terminates at a time when the present value of the Participant's vested Accrued Benefit is zero, the Participant shall be deemed to have received a distribution of such vested Accrued Benefit, and shall no longer be a Participant. If the individual resumes employment with the Employer before incurring a five-consecutive-year (5) Period of Severance, his or her Period of Service and Credited Service preceding the Period of Severance and any Accrued Benefit earned prior to the Period of Severance shall be reinstated upon reemployment.

7.3  Forfeitures
     -----------

     Any forfeitures arising under this Plan shall be used only to offset future Employer contributions and shall not affect any Participant's Accrued Benefit.

                            SECTION 8

                     LIMITATIONS ON BENEFITS


8.1  Limitation on Benefits
     ----------------------

     (a)  General Rule

          In the event the Plan terminates, the benefit of any Highly Compensated Employee (and any former Highly Compensated Employee) shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

     (b)  Limit on Annual Payments
          ------------------------

          Annual  payments  to  an Employee  in  the  "Restricted
          Group" (as defined below) are restricted to an amount equal to the payments that would be made on behalf of the Employee:

          (i) under a single life annuity that is Actuarially Equivalent to the sum of the Employee's Accrued Benefit and the Employee's other benefits under the Plan (other than a Social Security supplement); plus

          (ii) the amount of any Social Security supplements the Employee is entitled to receive. This restriction will not apply if:

               (1) after payment to an Employee in the Restricted Group of all "Benefits" (as defined below), the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities, as defined in Code
                    Section 412(l)(7)

               (2) the value of the Benefits for an Employee in the Restricted Group is less than one percent (1%) of the value of current liabilities before distribution of such Benefits; or

               (3) the value of the Benefits for an Employee in the Restricted Group does not exceed the small benefit amount described in Section 10.8(c).

     (c)  Definitions
          -----------

          (i) The "Restricted Group" consists of the twenty-five highest-paid current and former Highly Compensated Employees (as defined in Code Section 414(q)), or all current and former Highly Compensated Employees if less than twenty-five.

          (ii) "Benefit" means loans in excess of the amounts set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living employee or former Employee, and any non-insured death benefits.

     (d)  Limitations Not Effective
          -------------------------

          The limitations contained in this Section 8.1 shall not restrict the annual amount paid to a Participant in the Restricted Group provided the Participant agrees to repay an amount necessary for the distribution of assets upon Plan termination to satisfy Code Section 401(a)(4). Such Participant must agree to repay amounts paid to him or her to the extent they exceed the amount he or she would have received if the restrictions under this Section 8.1 had been applied. The agreement to repay must be secured by deposit in escrow of property having a market value of one hundred twenty-five percent (125%) of the amount subject to repayment. If the value of the property falls below one hundred ten percent (100%) of the repayment amount, the Participant must deposit additional property to again satisfy the one hundred twenty-five percent (125%) requirement. Alternatively, the agreement to repay may be secured or collateralized by posting a bond or letter of credit equal to at least one hundred percent (100%) of the repayment amount. Such bond must be furnished by an insurance company or bonding company or other surety approved by the U.S. Department of Treasury as an acceptable surety for federal bonds.

          Any such repayment agreement shall be terminated and any property in escrow shall be returned and any bond or letter of credit may be canceled in the event one of the three conditions set forth in Section 8.1(b) is satisfied or the Plan terminates and benefits received by the Participant are nondiscriminatory in accordance with Section 401(a)(4).

     (e)  Regulatory Authority
          --------------------

          This  Section 8.1 is intended to comply  with  Treasury
          Regulation  1.401(a)(4)-5(b), and shall  be  superseded
          to   the   extent  any  provision  of  such  regulation
          conflicts with the limitations stated herein.

8.2  Maximum Annual Benefit Payable Under the Plan
     ---------------------------------------------

     For purposes of this Section 8.2, the Employer and any Affiliated Companies shall be considered a single employer, to the extent required by the Code.

     (a)  Primary Rule
          ------------

          Notwithstanding  any  other  Plan  provision   to   the
          contrary, the annual Employer provided benefit payable to or on behalf of a Participant under the Plan (after any adjustments required under the Plan to reflect
          commencement   of  benefits
          other than at Normal Retirement Date, an optional form of payment or death benefit coverage) after 1982 shall not exceed the lesser of:

          (1) $90,000 (adjusted in accordance with this Section 8.2) or, if greater, the Participant's current Accrued Benefit on December 31, 1982, or

          (2) the Participant's average annual Compensation from the Employer for the consecutive calendar years (not in excess of three such years) during which he or she was an active Participant in the Plan and for which such average is highest.

     (b)  Cost-of-Living Adjustment
          -------------------------

          The $90,000 limit prescribed above shall be automatically adjusted for cost-of-living increases, to the maximum permissible dollar limitation determined by the Commissioner of Internal Revenue. The dollar amount applicable in computing the benefit payable to any Participant shall be the dollar amount in effect for the calendar year in which the benefit commences. For 1994, the limit is $118,800.

     (c)  Adjustment for Early or Late Retirement
          ---------------------------------------

          (i)  Early Retirement
               ----------------

               For purposes of 8.2 and 8.3, if the Participant's benefit commences before Social Security Retirement Age, the limit prescribed in Section 8.2(a)(1) shall be reduced to reflect such early commencement.

               If benefits commence on or after the date the Participant attains age sixty-two (62) but before the Participant attains Social Security Retirement
               Age, such limit shall be reduced:

               (1) five ninths (5/9) of one percent (1%) for each of the first thirty-six (36) months prior to Social Security Retirement Age that benefits commence; and

               (2) five twelfth (5/12) of one percent (1%) for each additional month (up to a maximum of twenty-four (24) months) that benefits commence prior to Social Security Retirement Age. If benefits commence prior to the Participant attaining age sixty-two (62), the limitation for benefits commencing at age sixty-two (62) (determined under the preceding sentence) is further reduced to reflect earlier commencement using the reduction factors used to calculate early retirement benefits pursuant to
                    Section 4.3, provided that the interest rate used shall not be less than five percent (5%). Any reduction shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the participant.

          (ii) Late Retirement
               ---------------

               If the Participant's benefit commences after Social Security Retirement Age, the limit prescribed in Section 8.2(a)(1) shall be Actuarially increased for purposes of Section 8.2 and Section 8.3 to reflect such late commencement.

     (d)  Annual Benefit
          --------------

          Notwithstanding the foregoing, if the benefit to be paid to a Participant under the Plan is not in the form of an Annual Benefit as described below, the benefit considered to be payable to a Participant under the Plan for purposes of Sections 8.2 and 8.3 shall be Actuarially adjusted to the extent required under
          Section 415(b)(2) of the Code. For purposes of the foregoing, Annual Benefit means the benefit payable annually in the form of a straight life annuity without ancillary benefits or in the Statutory fifty percent (50%) Joint and Survivor Annuity Option.

     (e)  Interest Rate
          -------------

          Any Actuarial adjustments under this Section 8.2 shall be based on the Actuarial factors applicable for comparable purposes under the Plan on the applicable date, except that;

          (1) the interest rate assumption for purposes of adjusting the term of payment pursuant to Section 8.2(d) and adjusting the $90,000 limitation for benefits commencing before Social Security Retirement Age shall be the greater of five percent (5%) or the Plan rate; and

          (2) the interest rate assumption for purposes of adjusting the $90,000 limitation for benefits commencing after Social Security Retirement Age shall be the lesser of five (5%) or the Plan rate.

     (f)  Special Provisions Regarding Participants With Fewer Than
          ---------------------------------------------------------
          Ten Years of Participation or Service
          -------------------------------------

          In the case of any Participant who participated in the Plan for fewer than ten (10) years, the maximum dollar benefit otherwise applicable under Section 8.2(a)(i) shall be multiplied by a fraction whose numerator is the Participant's years of participation in the Plan (including fractions thereof, but not less than one) and whose denominator is ten.

          In the case of any Participant who was employed by the Employer for fewer than ten (10) years, the maximum benefit otherwise applicable under Sections 8.2(a)(ii) and 8.3 shall be multiplied by a fraction whose numerator is the Participant's years of employment with the Employer (including fractions thereof, but not less than one) and whose denominator is ten.

     (g)  Transition Rule
          ---------------
          The limitations of this Section 8.2 shall not reduce a Participant's annual benefit to less than his or her Accrued Benefit as of December 31, 1986, disregarding any change in the terms of the Plan and any cost-of-living adjustments after May 5, 1986.

     (h)  Aggregation With Other Defined Benefit Plans
          --------------------------------------------

          If a Participant also participates in any other defined benefit pension plan qualified under Code Section
          401(a) that is maintained by the Employer, the provisions of Section 8.2 and 8.3 shall be applied on an aggregate basis to the benefits payable under this Plan and each such other plan. Any reduction in the aggregate benefits payable under this Plan and any such other plan due to the application of this Section shall be made on a pro-rata basis.

8.3  Additional Limitation Relating to Defined Contribution Plans
     ------------------------------------------------------------

     (a)  Primary Rule
          ------------

          For Participants who participate in this Plan and a defined contribution plan maintained by the Employer, the sum of (1) and (2) below for any calendar year may not exceed 1.0.

          (1) The defined benefit plan fraction for any year is equal to the quotient of (i) divided by (ii) below expressed as a fraction:

               (i) The projected annual benefit (determined by projecting service, but not Earnings, to normal retirement age) of the Participant under the Plan determined as of the close of the year.

               (ii) The lesser of:  (a) 1.25 multiplied by the limitation determined under Section 8.2(a)(1) in effect for such year, or (b) 1.4 multiplied by the limitation determined under Section 8.2(a)(2) (generally one hundred percent (100%) of the Participant's average annual Compensation).

          (2) The defined contribution plan fraction for any year is equal to the quotient of (i) divided by (ii) below expressed as a fraction:

               (i) The sum of the annual additions to the Participant's accounts for the current year, as of the close of the year, and for all prior years.

               (ii) The sum of the lesser of the following amounts for such year and for each prior year of service with the Employer (regardless of whether a plan was in existence during those years): (a) 1.25 multiplied by the dollar limitation in effect for defined contribution plans under
                    Section 415 of the Code for such year, or (b) 1.4 multiplied by twenty-five (25%) of a Participant's Compensation for such year.

     (b)  Remedy
          ------

          If such sum exceeds 1.0, the benefit under this defined benefit Plan shall be reduced to the extent necessary to satisfy the limitations of this section.

                            SECTION 9

                      TOP HEAVY PROVISIONS


9.1  Scope
     -----

     Notwithstanding any Plan provision to the contrary, for any Plan Year in which the Plan is Top Heavy within the meaning of Section 416(g) of the Code, the provisions of this
     Section 9 shall govern to the extent they conflict with or specify additional requirements to the Plan provisions governing Plan Years which are not Top Heavy.

9.2  Top Heavy Status
     ----------------

     (a)  Top Heavy
          ---------

          This Plan shall be "Top Heavy" if, as of the Determination Date, (1) the sum of the Aggregate Accounts of Key Employees, or (2) the Present Value of Accrued Benefits of Key Employees under this Plan and any plan of an Aggregation Group, exceeds sixty percent (60%) of the Aggregate Accounts or the Present Value of Accrued Benefits of all Participants under this Plan and any plan of an Aggregation Group.

          The Present Value of Accrued Benefits and/or Aggregate Account balance of a Participant who was previously a Key Employee but is no longer a Key Employee (or his or her Beneficiary), shall not be taken into account for purposes of determining Top Heavy status. Further, a Participant's Present Value of Accrued Benefits and/or Aggregate Account balance shall not be taken into account if he or she has not performed services for the Affiliated Companies during the five (5) year period ending on the Determination Date.

     (b)  Super Top Heavy
          ---------------

          This Plan shall be "Super Top Heavy" if, as of the Determination Date, (1) the sum of the Aggregate Accounts of Key Employees, or (2) the Present Value of Accrued Benefits of Key Employees under this Plan and any plan of an Aggregation Group, exceeds ninety percent (90%) of the Aggregate Accounts or the Present Value of Accrued Benefits of all Participants under this Plan and any plan of an Aggregation Group.

     (c)  Determination Date
          ------------------

          Whether the Plan is Top Heavy for any Plan Year shall be determined as of the Determination Date. "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

     (d)  Valuation Date
          --------------

          "Valuation Date" means, for purposes of determining Top
          Heaviness, the Determination Date.

     (e)  Aggregate Account
          -----------------

          "Aggregate   Account"  means,   with   respect   to   a
          Participant, his or her adjusted account balance in a defined contribution plan, as determined under the top heavy provisions of such plan.

     (f)  Present Value of Accrued Benefits
          ---------------------------------

          "Present Value of Accrued Benefits" means the sum of:

          (i) the Actuarial Equivalent present value of the accrued normal retirement benefit under the Plan as of the Valuation Date, and

          (ii) distributions prior to the Valuation Date, made during the Plan Year that contains the Determination Date and the four preceding Plan Years. Unrelated rollovers or transfers from this plan shall be considered distributions. A related rollover or transfer from this Plan shall not be considered a distribution.

          An unrelated rollover or transfer is one which is both initiated by the Employee and made between plans of different employers. A related rollover or transfer is one which is either not initiated by the Employee or made between plans of the same employer.

     (g)  Key Employee
          ------------

          "Key Employee" means an Employee or former Employee (and his or her Beneficiaries) who, at any time during the Plan Year containing the Determination Date or any of the four preceding Plan Years, is included in one of the following categories as within the meaning of
          Section 416(i) of the Code and regulations thereunder.

          (i) an officer of the Employer whose annual aggregate Compensation from the Affiliated Companies exceeds fifty percent (50%) of the dollar limitation under Section 415(b)(1)(A) of the Code ($59,400 for the Plan Year ending in 1994), provided that no more than 50 Employees shall be considered officers, or if less, the greater of ten percent (10%) of the Employees or 3,

          (ii) one of the ten Employees owning the largest interest in the Employer who owns more than a half percent (0.5%) interest of the Employer, and whose annual aggregate Compensation from the Affiliated

               Companies exceeds the dollar limitation under Section 415(c)(1)(A) of the Code ($30,000 for the Plan Year ending in 1994),

         (iii) an Employee who owns more than five percent (5%) of the Employer, or

          (iv) an Employee who owns more than one percent (1%) of the Employer with annual aggregate Compensation from the Affiliated Companies that exceeds $150,000.

     (h)  Aggregation Group
          -----------------

          "Aggregation Group" means the group of plans that must be considered as a single plan for purposes of determining whether the plans within the group are Top Heavy (Required Aggregation Group), or the group of plans that may be aggregated for purposes of Top Heavy testing (Permissive Aggregation Group). The Determination Date for each plan must fall within the same calendar year in order to aggregate the plans.

          (i) The Required Aggregation Group includes each plan of the Affiliated Companies in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Affiliated Companies which, during this period, enables any plan in which a Key Employee participates to meet the minimum participation standards or nondiscriminatory contribution requirements of Code Sections 401(a)(4) and 410.

          (ii) A Permissive Aggregation Group may include any plan sponsored by an Affiliated Company, provided the group as a whole continues to satisfy the minimum participation standards and nondiscriminatory contribution requirements of Code Sections 401(a)(4) and 410.

          Each plan belonging to a Required Aggregation Group shall be deemed Top Heavy or non-Top Heavy in accordance with the group's status. In a Permissive Aggregation Group that is determined Top Heavy only those plans that are required to be aggregated shall be Top Heavy. In a Permissive Aggregation Group that is not Top Heavy, no plan in the group shall be Top Heavy.

9.3  Minimum Benefit
     ---------------

     (a)  General Rule
          ------------

          For any Top Heavy Plan Year, a non-Key Employee who completes a one-year (1) Period of Service shall have an Accrued Benefit at least equal to the minimum benefit described herein. The minimum Accrued Benefit at any point in time equals the lesser of:

          (i) two percent (2%) multiplied by Top Heavy years of Service, or

          (ii) twenty percent (20%),

          multiplied by such Participant's "average Compensation." "Average Compensation" means a Participant's average Compensation for the five (5) consecutive years when such Participant had the highest aggregate Compensation from the Employer. However, Compensation received for non-Top Heavy Plan Years shall be disregarded. The benefit described herein is expressed as an annual benefit in the form of a single life annuity (with no ancillary benefits), commencing at normal retirement age.

          A non-Key Employee shall not be denied this minimum benefit because he or she was not employed on a specified date, failed to make any mandatory Employee contribution, or failed to earn a specified amount of Compensation.

     (b)  Special Two Plan Rule
          ---------------------

          Where this Plan and a defined contribution plan belong to an Aggregation Group that is determined Top Heavy, the Employer shall not be required to provide the minimum benefit under (a) above on behalf of any non-Key Participant who also participates in the defined contribution plan if the Employer contributions and forfeitures under the defined contribution plan equal five percent (5%) of each non-Key Participant's Compensation.

9.4  Benefit Limitation
     ------------------

     For any Top Heavy Plan Year in which the Employer does not make the extra minimum allocation provided below, 1.0 shall replace the 1.25 factor found in the denominators of the defined benefit and defined contribution plan fractions for purposes of calculating the combined limitation on benefits under a defined benefit and defined contribution plan pursuant to Section 415(e) of the Code (see Section 8.3).

     If this Plan is Top Heavy, but is not Super Top Heavy, the above referenced fractions shall remain unchanged provided the Employer provides an extra minimum Accrued Benefit for each non-Key Employee. The extra benefit (in addition to the minimum benefit set forth in Section 9.3) shall equal the lesser of:

     (a) one percent (1%) multiplied by Top Heavy years of Service, or

     (b)  ten percent (10%),

     multiplied by such Participant's "average Compensation", as defined in Section 9.3.

9.5  Vesting
     -------

     (a)  Top Heavy Schedule
          ------------------

          For any Top Heavy Plan Year, each Participant who completes an Hour of Service in such Year shall become vested and have a nonforfeitable right to retirement benefits he or she has earned under the Plan in accordance with the following table:

          Periods of Service    Vesting Percentage
          ------------------    ------------------
          Less than 2 Years            0%
               2 Years                20%
               3 Years                40%
               4 Years                60%
               5 Years               100%

          Provided,   however,   that  a  Participant's   vesting
          percentage shall not be less than the percentage determined under the table in Section 7.1.

     (b)  Return to Non-Top Heavy Status
          ------------------------------

          If the Plan becomes Top Heavy and ceases to be Top Heavy in any subsequent Plan Year, the vesting schedule shall automatically revert to the vesting schedule in effect before the Plan became Top Heavy. Such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan, and shall not cause a reduction of any Participant's nonforfeitable interest in the Plan on the date of such amendment.

          A Participant with three or more one-year (1) Periods of Service with the Employer as of the end of the election period, may elect to remain covered by the Top Heavy vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end sixty (60) days after the latest of:

          (i)  the adoption date of the amendment,

          (ii) the effective date of the amendment, or

         (iii) the date the Participant receives written notice of the amendment from the Committee.

                           SECTION 10

                   ADMINISTRATION OF THE PLAN


10.1 Plan Administrator
     ------------------

     The Plan Administrator and named fiduciary shall be the Employer. The Compensation Committee of the Board of Directors of the Employer shall appoint a Committee composed of one or more persons which shall carry out the general administration of the Plan. Every member of the Committee shall be deemed a fiduciary. No Committee member who is an Employee shall receive compensation with respect to his or her service on the Committee. Any member of the Committee may resign by delivering written resignation to the
     Compensation Committee of the Board of Directors of the Employer and to the Committee. The Compensation Committee of the Board of Directors of the Employer may remove or replace any member of the Committee at any time.

10.2 Organization and Procedures
     ---------------------------

     The Compensation Committee of the Board of Directors of the Employer shall designate a chairman from the members of the Committee. The Committee shall appoint a secretary, who may or may not be a member of the Committee. The secretary shall have the primary responsibility for keeping a record of all meetings and acts of the Committee and shall have custody of all documents, the preservation of which shall be necessary or convenient to the efficient functioning of the Committee. The chairman of the Committee shall be the agent of the Plan for service of legal process. All reports required by law may be signed by the chairman on behalf of all members of the Committee.

     The Committee shall act by a majority of its members in office and such action may be taken by a vote at a meeting or in writing without a meeting. The Administration Committee may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs.

10.3 Duties and Authority of the Committee
     -------------------------------------

     (a)  Administrative Duties
          --------------------

          The Committee shall administer the Plan in a nondiscriminatory manner for the exclusive benefit of Participants and their Beneficiaries. The Committee shall perform all such duties as are necessary to supervise the administration of the Plan and to control its operation in accordance with the terms thereof, including, but not limited to, the following:

          (i) Make and enforce such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan;

          (ii) Interpret the provisions of the Plan and determine any question arising under the Plan, or in connection with the administration or operation thereof;

         (iii) Determine all considerations affecting the eligibility of any Employee to be or become a Participant;

          (iv) Determine eligibility for and amount of benefits for any Participant, Beneficiary, or alternate payee pursuant to a domestic relations order (including determining the qualified status of a domestic relations order);

          (v) Authorize and direct the Trustee with respect to all disbursements of benefits under the Plan;

          (vi) Employ and engage such persons, counsel and agents and obtain such administrative, clerical, medical, legal, audit and actuarial services as it may deem necessary in carrying out the provision of the Plan;

         (vii) Delegate and allocate specific responsibilities and duties imposed by the Plan to one or more Employees, officers or such other persons as the Committee deems appropriate.

     (b)  Investment Authority
          --------------------

          The Trustee and/or designated Investment Manager shall have responsibility or authority with respect to the management, acquisition, disposition or investment of Plan assets.

     (c)  General Authority
          -----------------

          The Committee shall have all powers necessary or appropriate to carry out its duties, including the discretionary authority to interpret the provisions of the Plan and the facts and circumstances of claims for benefits. Any interpretation or construction of or action by the Committee with respect to the Plan and its administration shall be conclusive and binding upon any and all parties and persons affected hereby, subject to the exclusive appeal procedure set forth in
          Section 10.7.

     (d)  Amendment Authority
          -------------------

          The Committee shall have responsibility and authority to approve documents for the Plan and to approve amendments that may be required to the Plan from time to time to keep the Plan in compliance with relevant law or to facilitate the administration of the Plan. The Chairman of the Committee is authorized to execute any such documents or amendments on behalf of the Company.

10.4 Expenses
     --------
     All reasonable expenses which are necessary to operate and administer the Plan may be deducted from the Trust Fund or, at the election of the Employer, paid directly by the Employer.

10.5 Bonding and Insurance
     ---------------------

     To the extent required by law, every Committee member, every fiduciary of the Plan and every person handling Plan funds shall be bonded. The Committee shall take such steps as are necessary to assure compliance with applicable bonding requirements. The Committee may apply for and obtain fiduciary liability insurance insuring the Plan against damages by reason of breach of fiduciary responsibility at the Plan's expense and insuring each fiduciary against liability to the extent permissible by law at the Employer's expense.

10.6 Commencement of Benefits
     ------------------------

     (a)  Conditions of Payment
          ---------------------

          Benefit payments under the Plan shall not be payable prior to the fulfillment of the following conditions:

          (i) the Committee has been furnished with such applications, proofs of birth or death, address, form of benefit election, spouse consent if required, and other information the Committee deems necessary;

          (ii) the Participant has Terminated employment with the Employer, reached age seventy and a half (70 1/2) or died; and

         (iii) the Participant or Beneficiary is eligible to receive benefits under the Plan as determined by the Committee.

     (b)  Commencement of Payment
          -----------------------

          Unless a Participant elects otherwise, the payment of benefits shall commence no later than sixty (60) days after the end of the Plan Year in which the latest of the following occurs:

          (i)  the Participant reaches Normal Retirement Date;

          (ii) the tenth anniversary of the year in which the Participant commences participation in the Plan; or

         (iii) the Participant Terminates employment with the Employer; provided that notwithstanding any other Plan provision, payments shall not commence later than the April 1 following the calendar year in which the Participant reaches age seventy and a half (70 1/2).
               The amount of any payments required following age seventy and a half (70 1/2) or Termination shall at least satisfy the minimum required distribution amount under Code
               Section 401(a)(9)(A)(ii) and related regulations.

          In no event shall payments commence in a form other than the automatic form described in Section 5.2 prior to the Participant's Normal Retirement Age if the Actuarially Equivalent present value of the Participant's Accrued Benefit at the time benefits commence exceeds $3,500 without the written consent of the Participant and the spouse, if any. Spouse consent must acknowledge the effect of such election and must be notarized or witnessed by a Plan representative.

          If the information required in subsection 10.6(a) above is not available prior to such date, the amount of payment will not be ascertainable. In such event, the commencement of payment shall be delayed until no more than sixty (60) days after the date the amount of such payment is ascertainable.

10.7 Appeal Procedure
     ----------------

     (a)  Submission of Claim
          -------------------

          A claim for benefit payment shall be considered filed when an application form is submitted to the Committee.

     (b)  Notice of Denial
          ----------------

          Any time a claim for benefits is wholly or partially denied, the Participant or Beneficiary (hereinafter "Claimant") shall be given written notice of such action within ninety (90) days after the claim is filed, unless special circumstances require an extension of time for processing. (If there is an extension, the Claimant shall be notified of the extension and the reason for the extension within the initial ninety (90) day period. The extension shall not exceed one hundred eighty (180) days after the claim is filed.) Such notice will indicate the reason for denial, the pertinent provisions of the Plan on which the denial is based, an explanation of the claims appeal procedure set forth herein, and a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary.

     (c)  Right to Request Review
          -----------------------

          Any person who has had a claim for benefits denied by the Committee, who disputes the amount of benefit payment determined by the Committee, or who is otherwise adversely affected by action of the Committee, shall have the right to request review by the Committee. Such request must be in writing, and must be made within sixty (60) days after such person is advised of the

          Committee's action.   If  written request for review is
          not made within such sixty-day (60) period, the Claimant shall forfeit his or her right to review. The Claimant or a duly authorized representative of the Claimant may review all pertinent documents and submit issues and comments in writing.


     (d)  Review of Claim
          ---------------

          The Committee shall then review the claim. It may hold a hearing if it deems it necessary and shall issue a written decision reaffirming, modifying or setting aside its former action within sixty (60) days after receipt of the written request for review, or one hundred twenty (120) days if special circumstances, such as a hearing, require an extension. The Claimant shall be notified in writing of any such extension within sixty (60) days following the request for review. A copy of the decision shall be furnished to the Claimant. The decision shall set forth its reasons and pertinent Plan provisions on which it is based. The decision shall be final and binding upon the Claimant and the Committee and all other persons involved.

10.8 Plan Administration - Miscellaneous
     -----------------------------------

     (a)  Limitations on Assignments
          --------------------------

          Benefits under the Plan may not be assigned, sold, transferred, or encumbered, and any attempt to do so shall be void. The interest of a Participant in benefits under the Plan shall not be subject to debts or liabilities of any kind and shall not be subject to attachment, garnishment or other legal process, except as provided in Section 10.8 relating to Domestic Relations Orders, or otherwise permitted by law.

     (b)  Masculine and Feminine, Singular and Plural
          -------------------------------------------

          Whenever  used  herein,  pronouns  shall  include   the
          opposite gender, and the singular shall include the plural and the plural shall include the singular whenever the context shall plainly so require.

     (c)  Small Benefits
          --------------

          Notwithstanding any other provisions of this Plan, in cases where the Actuarially Equivalent present value of a vested or payable benefit is less than or equal to the maximum permissible amount under the Code which may be distributed without the consent of a Participant or his or her spouse (in 1994, this amount was $3,500), the Committee shall direct such present value be paid in a Lump Sum distribution as soon as practical following termination and prior to the Annuity Starting Date.

     (d)  No Additional Rights
          --------------------

          No person shall have any rights in or to the Trust Fund, or any part thereof, or under the Plan, except as, and only to the extent, expressly provided for in the Plan. Neither the establishment of the Plan, the accrual of benefits under the Plan nor any action of the Employer or the Committee shall be held or construed to confer upon any person any right to be continued as an Employee, or, upon dismissal, any right or interest in the Trust Fund other than as herein provided. The Employer expressly reserves the right to discharge any Employee at any time.

     (e)  Governing Law
          -------------

          This   Plan  shall  be  construed  in  accordance  with
          applicable federal law and the laws of the State of Washington, wherein venue shall lie for any dispute arising hereunder.

     (f)  Disclosure to Participants
          --------------------------

          Each  Participant  shall  be  advised  of  the  general
          provisions of the Plan and, upon written request addressed to the Committee, shall be furnished any information requested regarding the Participant's status, rights and privileges under the Plan as may be required by law.

     (g)  Income Tax Withholding Requirements
          -----------------------------------

          Any retirement benefit payment made under the Plan shall be subject to any applicable income tax withholding requirements. For this purpose, the
          Committee   shall   provide  the   Trustee   with   any
          information the Trustee needs to satisfy such withholding obligations and with any other information that may be required by regulations promulgated under the Code.

     (h)  Severability
          ------------

          If any provision of this Plan shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan which shall be construed as if said illegal or invalid provision had never been included.

     (i)  Facility of Payment
          -------------------

          In the event any benefit under this Plan shall be payable to a person who is under legal disability or is in any way incapacitated so as to be unable to manage his or her financial affairs, the Committee may direct payment of such benefit to a duly appointed guardian, committee or other legal representative of such person, or in the absence of a guardian or legal representative, to a custodian for such person under a Uniform Gifts to Minors Act or to any relative of such person by blood or marriage, for such person's benefit. Any payment made in good faith pursuant to this provision shall fully discharge the Employer and the Plan of any liability to the extent of such payment.

     (j)  Correction of Errors
          --------------------

          Any Employer contribution to the Trust Fund made under a mistake of fact (or investment proceeds of such contribution if a lesser amount) shall be returned to the Employer within one (1) year after payment of the contribution. In the event an incorrect amount is paid to a Participant or Beneficiary, any remaining payments may be adjusted to correct the error. The Committee may take such other action it deems necessary and equitable to correct any such error.

10.9 Domestic Relations Orders
     -------------------------

     Notwithstanding any Plan provisions to the contrary, benefits under the Plan may be paid to someone other than the Participant, Beneficiary or joint annuitant, pursuant to a Qualified Domestic Relations Order, in accordance with
     Section 414(p) of the Code. A Qualified Domestic Relations Order is a judgement, decree, or order ("Order") (including approval of a property settlement agreement) that:

     (a) relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant;

     (b)  is  made  pursuant  to a state domestic  relations  law
          (including a community property law);

     (c) creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable to a Participant under the Plan;

     (d) specifies the name and last known address of the Participant and each alternate payee;

     (e) specifies the amount or method of determining the amount of benefit payable to an alternate payee;

     (f) specifies the number of payments or period during which payments are to be made;

     (g)  names each plan to which the order applies;

     (h) does not require any form, type or amount of benefit not otherwise provided under the Plan; and

     (i) does not conflict with a prior Domestic Relations Order that meets the requirements of this section.

     Payments to an alternate payee pursuant to a Qualified Domestic Relations Order may commence after the Participant becomes vested and on or after the earlier of (a) the date the Participant attains age fifty-five (55), or (b) the date the Participant is eligible to elect to receive a Vested Termination Benefit. The Alternate Payee may elect any form of payment available under the Plan at the time benefit payments commence other than a joint and survivor annuity, provided that a Lump Sum form of payment is available only if the Alternate Payee's benefit does not exceed $10,000.

     The Committee shall determine whether an order meets the requirements of this section within a reasonable period after receiving an order. The Committee shall notify the Participant and any alternate payee that an order has been received and with respect to benefits which are in pay status shall establish a separate account under the Plan for any alternate payee pending determination that an order meets the requirements of this section. If within eighteen
     (18) months after such separate account is established the order has not been determined to be a qualified Order, the amount in the separate account shall be distributed to the individual who would have been entitled to such amount if there had been no order.

10.10     Plan Qualification
          ------------------
     Any modification or amendment of the Plan may be made retroactive, as necessary or appropriate, to establish and maintain a "qualified plan" pursuant to Section 401 of the Code, and ERISA and regulations thereunder and the exempt status of the Trust Fund under Section 501 of the Code.

10.11     Deductible Contribution
          -----------------------

     Notwithstanding anything herein to the contrary, any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may within one (1) year following a final determination of the disallowance, demand repayment of such disallowed contribution and the Trustee shall return such contribution less any losses attributable thereto to the Employer within one (1) year following the disallowance.

10.12       Payment of Benefits Through Purchase of Annuity Contract
            --------------------------------------------------------

     In lieu of paying benefits directly from the Trust Fund to a Participant or his Beneficiary, the Trustee may purchase, with Trust Fund assets, an individual annuity contract from an insurance company rated A+ by A.M. Best Company, Inc. which, as far as possible, provides benefits equal to (or Actuarially Equivalent to) those provided in the Plan for such Participant or Beneficiary, but provides no optional form of retirement income or benefit which would not be permitted under the Plan, whereupon the liability of the Trust Fund and of the Plan will cease and terminate with respect to such benefits that are so purchased and for which the premiums are duly paid. Such an individual annuity contract may be purchased by the Trustee on a single-premium basis or on the basis of annual premiums payable over a period of years and may be purchased at any time on or after the Participant's Vested Termination Date, Retirement Date or death to provide the benefits due under the Plan to the Participant or Beneficiary on or after the date of such purchase.

     Any annuity contract distributed by the Trustee to a Participant or Beneficiary under the provisions of the Plan shall bear on the face thereof the designation "NOT TRANSFERABLE", and such contract shall contain a provision to the effect that the contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the issuer thereof.

                           SECTION 11

                    AMENDMENT AND TERMINATION


11.1 Amendment General
     -----------------

     The Employer shall have the right to amend, terminate, or partially terminate this Plan by action of its Board of Directors or by the Committee pursuant to Section 10.3(d) at any time subject to any advance notice or other requirements of ERISA.

11.2 Amendment - Consolidation or Merger
     -----------------------------------

     In the event the Plan's assets and liabilities are merged into, transferred to or otherwise consolidated with any other retirement plan, then such must be accomplished so as to ensure that each Participant would (if the other retirement plan then terminated) receive a benefit immediately after the merger, transfer or consolidation, which is equal to or greater than the benefit the Partici-pant would have been entitled to receive immediately before the merger, transfer or consolidation (as if the Plan had then terminated). This provision shall not be construed as limiting the powers of the Employer to appoint a successor Trustee.

11.3 Termination of the Plan
     -----------------------

     The termination of the Plan shall not cause or permit any part of the Trust Fund to be diverted to purposes other than for the exclusive benefit of the Participants, or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer at any time prior to the satisfaction of all liabilities with respect to the Participants.

     Upon termination of this Plan, the Committee shall continue to act for the purpose of complying with the preceding para-graph and shall have all power necessary or convenient to the winding up and dissolution of the Plan as herein provided. While so acting, the Committee shall be in the same status and position with respect to other persons as if the Plan remained in existence.

11.4 Allocation of the Trust Fund on Termination of Plan
     ---------------------------------------------------

     (a)  Complete Termination
          --------------------

          In the event of a complete Plan termination, the right of each Participant to benefits accrued to the date of such termination that would be vested under the provisions of the Plan in the absence of such termination shall continue to be vested and nonforfeitable; and the right of each Participant to any other benefits accrued to the date of termination shall be fully vested and nonforfeitable to the extent then funded under the priority rules set forth in
          Section 4044 of ERISA.

          In any event, a Participant or a Beneficiary shall have recourse only against Plan assets for the payment of benefits thereunder, subject to any applicable guarantee provisions of Title IV of ERISA. The Committee shall direct the Trustee to allocate Trust assets to those affected Participants to the extent and in the order of preference set forth in Section 4044 of ERISA. The assets so allocated shall be distributed, as determined by the Committee, either wholly or in part by purchase of nontransferable annuity contracts or lump-sum payments. If Trust Fund assets as of the date of Plan termination exceed the amounts required under the priority rules set forth in Section 4044 of ERISA, such excess shall, after all liabilities of the Plan have been satisfied, revert to the Employer to the extent permitted by applicable law.

     (b)  Partial Termination
          -------------------

          If at any time the Plan is terminated with respect to any group of Participants under such circumstances as to constitute a partial Plan termination within the meaning of Section 411(d)(3) of the Code, each affected Participant's right to benefits that have accrued to the date of partial termination that would be vested under the provisions of the Plan in the absence of such termination shall continue to be so vested; and the right of each affected Participant to any other benefits accrued to the date of such termination shall be vested to the extent assets would be allocable to such benefits under the priority rules set forth in
          Section 4044 of ERISA in the event of a complete Plan termination. In any event, affected Participants shall have recourse only against Plan assets for payment of benefits thereunder, subject to any applicable guarantee provisions of Title IV of ERISA. Subject to the foregoing, the vested benefits of such Participants shall be payable as though such termination had not occurred; provided, however, that the Committee, in its discretion, subject to any necessary governmental approval, may direct that the amounts held in the Trust Fund that are allocable to the Participants as to whom such termination occurred be segregated by the Trustee as a separate plan. The assets thus allocated to such separate plan shall be applied for the benefit of such Participants in the manner described in the preceding paragraph.

     (c)  Merged Plan Assets
          ------------------

          For a period of five (5) years after the date the Plan is combined in a merger with one or more other defined benefit plans, assets shall be allocated upon Plan termination according to a special schedule in accordance with Treas. Reg. 1.414(l)-1(e) through (k) to prevent any Participant from receiving smaller benefits on a termination basis as a result of the merger.

                           SECTION 12

                             FUNDING


12.1 Contributions to the Trust
     --------------------------

     As a part of this Plan the Employer shall maintain a Trust. From time to time, the Employer shall make such contributions to the Trust as the Committee determines, with the advice of its actuary, are required to maintain the Plan on a sound actuarial basis.

12.2 Trust Fund for Exclusive Benefit of Participants
     ------------------------------------------------

     The Trust is for the exclusive benefit of Participants. Except as provided in Sections 10.7(j) (Correction of Errors), 10.9 (Domestic Relations Orders) and 10.11 (Deductible Contributions), no portion of the Trust shall be diverted to purposes other than this or revert to or become the property of the Employer at any time prior to the satisfaction of all liabilities with respect to the Participants.

12.3 Disposition of Credits and Forfeitures
     --------------------------------------

     In no event shall any credits or forfeitures which may arise under the Plan be used to increase benefits under the Plan.

12.4 Trustee
     -------

     As a part of this Plan, the Employer has entered into a trust agreement with a Trustee. The Employer has the power and duty to appoint the Trustee and it shall have the power to remove the Trustee and appoint successors at any time. As a condition to exercising its power to remove any Trustee hereunder, the Employer must first enter into an agreement with a successor Trustee.

12.5 Investment Manager
     ------------------

     The Employer has the power to appoint, remove or change from time to time an Investment Manager to direct the investment of all or a portion of the Trust Fund held by the Trustee. For purposes of this section "Investment Manager" shall mean any fiduciary (other than the Trustee) who:

     (a) has the power to manage, acquire, or dispose of any asset of the Plan;

     (b)  is either

          (i) registered as an investment adviser under the Investment Advisers Act of 1940, or

          (ii) is a bank, or

         (iii) is an insurance company qualified under the laws of more than one state to perform the services described in subparagraph (a); and

     (c) has acknowledged in writing that he, she or it is a fiduciary with respect to the plan.

                           SECTION 13

                           FIDUCIARIES


13.1 Limitation of Liability of the Employer and Others
     --------------------------------------------------

     No Participant shall have any claim against the Employer, or the Committee, or against their directors, officers, members, agents or representatives, for any benefits under the Plan, and such benefits shall be payable solely from the Trust; nor, to the extent permitted by law, shall the Employer, the Committee or their directors, officers, members, agents or representatives incur any liability to any person for any action taken or suffered or omitted to be taken by them under the Plan in good faith.

13.2 Indemnification of Fiduciaries
     ------------------------------

     In order to facilitate the recruitment of competent fiduciaries, the Employer adopting this Plan agrees to provide the indemnification as described herein. This provision shall apply to Employees who are considered Plan fiduciaries including without limitation, Committee members, any agent of the Committee, or any other officers, directors or Employees. Notwithstanding the preceding, this provision shall not apply and indemnification will not be provided for any Trustee or Investment Manager appointed as provided in this Plan.

13.3 Scope of Indemnification
     ------------------------

     The Employer agrees to indemnify an Employee fiduciary as described above for all acts taken in good faith in carrying out his or her responsibilities under the terms of this Plan or other responsibilities imposed upon such fiduciary by ERISA. This indemnification for all acts is intentionally broad but shall not provide indemnification for embezzlement or diversion of Plan assets for the benefit of the Employee fiduciary. The Employer agrees to indemnify Employee fiduciaries described herein for all expenses of defending an action by a Participant, Beneficiary or government entity, including all legal fees for counsel selected with the consent of the Employer and other costs of such defense. The Employer will also reimburse an Employee fiduciary for any monetary recovery in any court or arbitration proceeding. In addition, if the claim is settled out of court with the concurrence of the Employer, the Employer will indemnify an Employee fiduciary for any monetary liability under said settlement. The Employer shall have the right, but not the obligation, to conduct the defense of such persons in any proceeding to which this Section 13.3 applies. The Employer may satisfy its obligations under this Section 13.3 in whole or in part through the purchase of a policy or policies of insurance providing equivalent protection.

      The Advanced Technology Laboratories, Inc. Retirement Plan is adopted by Advanced Technology Laboratories, Inc.

      IN WITNESS WHEREOF, the Employer has caused this Plan to be duly executed on this 15th day of March, 1996.



                                   FOR ADVANCED TECHNOLOGY
                                   LABORATORIES, INC.


/s/ Annette King                    /s/ Harvey N. Gillis
----------------------             -----------------------------
Witness                            Authorized Officer

                                   Senior Vice President & CFO
                                   ------------------------------
                                   Title

                           APPENDIX I
                             TO THE
             ADVANCED TECHNOLOGY LABORATORIES, INC.
                         RETIREMENT PLAN


"Employer"  as defined in Section 1.15 of the Advanced Technology
Laboratories,  Inc.  Retirement  Plan  shall  also  include   the
following companies during the specified period of time.

     Company                                    Beginning        Ending
     -------                                    ---------        ------

1.   Advanced Technology Laboratories,            1/1/81
     Inc. (Washington)

2.   Interspec, Inc., including Echo Ultrasound,
     a division of Interspec, Inc.                5/17/94




ACKNOWLEDGED AND ACCEPTED:



By: /s/ Harvey N. Gillis
    -------------------------

Title: Senior V.P. & CFO
      -----------------------

Date:  3/15/96
      -----------------------